                                                           Exhibit 24


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints GERRY B. CAMERON, STEVEN P. ERWIN, DWIGHT V. BOARD, and SHERYL DAWSON, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place, and stead, in any and all such person's capacities with U. S. Bancorp, an Oregon corporation, to sign a registration statement on Form S-4 relating to shares of U. S. Bancorp to be issued in connection with the merger of California Bancshares, Inc., into U. S. Bancorp, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing and to execute any and all instruments which they or each of them deem necessary or desirable in connection with said registration statement as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in one or more counterparts, which taken together shall constitute one and the same original.

         IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 21st day of March, 1996.

         Signature                     Title
         ---------                     -----

/s/ GERRY B. CAMERON              Chairman of the Board and Chief Executive
- --------------------------             Officer and Director
Gerry B. Cameron


/s/ STEVEN P. ERWIN               Executive Vice President and
- --------------------------             Chief Financial Officer
Steven P. Erwin


/s/ HARRY BETTIS                  Director
- --------------------------
Harry Bettis


                                  Director
- --------------------------
Carolyn Silva Chambers

/s/ FRANKLIN G. DRAKE             Director
- --------------------------
Franklin G. Drake


/s/ ROBERT L. DRYDEN              Director
- --------------------------
Robert L. Dryden


/s/ JOHN B. FERY                  Director
- --------------------------
John B. Fery


/s/ JOSHUA GREEN III              Director
- --------------------------
Joshua Green III


/s/ DANIEL R. NELSON              Director
- --------------------------
Daniel R. Nelson


/s/ ALLEN T. NOBLE                Director
- --------------------------
Allen T. Noble


/s/ PAUL A. REDMOND               Director
- --------------------------
Paul A. Redmond


/s/ N. STEWART ROGERS             Director
- --------------------------
N. Stewart Rogers


/s/ BENJAMIN R. WHITELEY          Director
- --------------------------
Benjamin R. Whiteley



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